UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)             December 22, 2005

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Moores Road
Frazer, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 344-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01               Completion of Acquistion or Disposition of Assets.

On December 22, 2005, Cephalon International Holdings, Inc. (“CIH”), an indirectly-held wholly-owned subsidiary of Cephalon, Inc. (the “Registrant”), completed its previously announced acquisition of all of the issued share capital of Zeneus Holdings Limited (“Zeneus”) from the shareholders of Zeneus (the “Acquisition”). The Acquisition was accomplished pursuant to the Share Purchase Agreement dated as of December 5, 2005 (the “Agreement”) between the Registrant, CIH and certain shareholders of Zeneus. Zeneus is the parent company of Zeneus Pharma Limited. The total consideration paid by CIH in conection with the Acquisition was approximately $360 million. The purchase price of the Acquisition was funded from existing cash on hand.

There are no material relationships between the Registrant and Zeneus or any affiliates of the Registrant and Zeneus, other than by virtue of the Agreement. The Registrant hereby incorporates by reference the Agreement, attached hereto as Exhibit 2.1, and the press release dated December 22, 2005, attached hereto as Exhibit 99.1, and each made a part of this Item 2.01.

Item 9.01               Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

(b)           Pro forma Financial Information.

Financial statements and pro forma financial information, to the extent required by Item 9.01(a) and (b), are not included with this Current Report on Form 8-K and will be filed by amendment to this Current Report on Form 8-K not later than March 10, 2006.

(c)           Exhibits.

Exhibit No.	Description of Document

2.1*	Share Purchase Agreement dated as of December 5, 2005 between the Registrant, Cephalon International Holdings, Inc. and certain shareholders of Zeneus Holdings Limited

99.1	Press Release dated December 22, 2005

* Pursuant to Item 601 of Regulation S-K, certain schedules have been omitted from this Agreement. The Registrant will furnish a copy of any omitted schedule to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: December 22, 2005	By:	/s/ John E. Osborn
John E. Osborn
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Share Purchase Agreement dated as of December 5, 2005 between the Registrant, Cephalon International Holdings, Inc. and certain shareholders of Zeneus Holdings Limited

99.1	Press Release dated December 22, 2005

* Pursuant to Item 601 of Regulation S-K, certain schedules have been omitted from this Agreement. The Registrant will furnish a copy of any omitted schedule to the Commission upon request.